Themes Generative Artificial Intelligence ETF
Schedule of Investments
June 30, 2024 (Unaudited)

COMMON STOCKS - 99.7%	Shares	Value
Financial Services - 12.0%
Bairong, Inc. (a)(b)	634,724	$723,397
Fair Isaac Corp. (a)	432	643,101
Northern Data AG (a)	15,836	403,638
Upstart Holdings, Inc. (a)	19,852	468,309
Verisk Analytics, Inc.	539	145,287
		2,383,732

Health Care - 3.1%
CorVel Corp. (a)	1,717	436,582
Exscientia PLC - ADR (a)	35,933	183,258
		619,840

Industrial Products - 0.1%
Evolv Technologies Holdings, Inc. (a)	9,948	25,367

Media - 7.4%
Alphabet, Inc. - Class A	6,974	1,270,314
Meta Platforms, Inc. - Class A	384	193,621
		1,463,935

Retail & Wholesale - Discretionary - 5.8%
Amazon.com, Inc. (a)	6,022	1,163,751

Software & Technology Services - 35.7%(c)
Accenture PLC - Class A	721	218,759
Augmedix, Inc. (a)	86,066	75,738
BigBear.ai Holdings, Inc. (a)	35,880	54,179
C3.ai, Inc. - Class A (a)	26,874	778,271
Cerence, Inc. (a)	20,208	57,189
ExlService Holdings, Inc. (a)	12,165	381,494
Five9, Inc. (a)	7,842	345,832
Grid Dynamics Holdings, Inc. (a)	11,459	120,434
Heroz, Inc. (a)	63,400	496,513
International Business Machines Corp.	574	99,273
Microsoft Corp.	2,386	1,066,423
PKSHA Technology, Inc. (a)	21,200	467,114
Salesforce, Inc.	1,199	308,263
Snowflake, Inc. - Class A (a)	110	14,860
SoundHound AI, Inc. - Class A (a)	57,255	226,157
Synopsys, Inc. (a)	1,152	685,509
TELUS International CDA, Inc. (a)	42,654	246,312
UiPath, Inc. - Class A (a)	32,497	412,062
Zeta Global Holdings Corp. - Class A (a)	60,442	1,066,801
		7,121,183

Tech Hardware & Semiconductors - 35.6%(c)
Advanced Micro Devices, Inc. (a)	5,937	963,041
Ambarella, Inc. (a)	12,838	692,610
Apple, Inc.	1,611	339,309
Arista Networks, Inc. (a)	1,710	599,321
CEVA, Inc. (a)	37,360	720,674
Intel Corp.	21,442	664,059
Lattice Semiconductor Corp. (a)	11,562	670,480
NVIDIA Corp.	14,820	1,830,863
QuickLogic Corp. (a)	60,169	625,156
		7,105,513
TOTAL COMMON STOCKS (Cost $21,727,628)		19,883,321

SHORT-TERM INVESTMENTS - 0.3%
Money Market Funds - 0.3%	Shares
First American Treasury Obligations Fund - Class X, 5.21% (d)	58,305	58,305
TOTAL SHORT-TERM INVESTMENTS (Cost $58,305)		58,305

TOTAL INVESTMENTS - 100.0% (Cost $21,785,933)		19,941,626
Liabilities in Excess of Other Assets - (0.0)% (e)		(5,373)
TOTAL NET ASSETS - 100.0%		$19,936,253

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt
AG - Aktiengesellschaft
PLC - Public Limited Company

(a)	Non-income producing security.
(b)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of June 30, 2024, the value of these securities total $723,397 or 3.6% of the Fund’s net assets.

(c)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(d)	The rate shown represents the 7-day effective yield as of June 30, 2024.
(e)	Represents less than 0.05% of net assets.

Summary of Fair Value Disclosure as of June 30, 2024 (Unaudited)

Themes Generative Artificial Intelligence ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of June 30, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$19,883,321	$–	$–	$19,883,321
Money Market Funds	58,305	–	–	58,305
Total Investments	$19,941,626	$–	$–	$19,941,626

Refer to the Schedule of Investments for additional information.